SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934



Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement        [ ]Confidential, for Use of the
                                               Commission Only (as permitted
[  ]     Definitive Proxy Statement            by Rule 14a-6(e)(2))
[  ]     Definitive additional materials
[  ]     Soliciting material pursuant to
         Rule 14a-11(c) or Rule 14a-12

                                  PANACO, INC.
________________________________________________________________________________
       (Name of Registrant as Specified in Its Articles of Incorporation)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement no.:
         (3)      Filing Party:
         (4)      Date Filed:

                                   PANACO INC.

                         1050 West Blue Ridge Boulevard
                                 PANACO Building
                        Kansas City, Missouri 64145-1216


                        Annual Meeting - October 6, 1998


                                                               September 4, 1998


Dear Fellow Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of PANACO, Inc. to be held at 9:00 a.m., Tuesday, October 6, 1998, at the Doubletree Hotel - Allen Center, 400 Dallas Street, Houston, Texas 77002 in the Granger A Room. Your Board of Directors and management look forward to greeting personally those shareholders able to attend.

     At this Annual Meeting, as more fully set forth in the accompanying Notice of Annual Meeting and Proxy Statement, shareholders are being asked to elect three directors to serve for a three year term, to amend the Certificate of Incorporation to allow shareholders to call special and annual meetings, and to ratify the selection of KPMG LLP as independent accountants for the year 1998.

     It is very important that your shares are represented and voted at the Annual Meeting, so we request your cooperation in promptly signing, dating and mailing the enclosed WHITE proxy card in the envelope provided for your convenience.

     On behalf of your Board of Directors.

                                                    Sincerely,



                                                     /s/ Larry M. Wright
                                                     -------------------------
                                                     Larry M. Wright, Chairman





================================================================================
                       PLEASE SIGN, DATE AND MAIL PROMPTLY
                          THE ENCLOSED WHITE PROXY CARD
================================================================================

                                   PANACO INC.

                         1050 West Blue Ridge Boulevard
                                 PANACO Building
                        Kansas City, Missouri 64145-1216

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The 1998 Annual Meeting of Shareholders of PANACO, Inc. (the "Company") will be held at the Doubletree Hotel - Allen Center, 400 Dallas Street, Houston, Texas 77002 in the Granger A Room, on Tuesday, October 6, 1998, at 9:00 a.m. for the following purposes:

1.   To elect three directors for a three-year term ending in 2001;

2. To amend the Certificate of Incorporation to allow shareholders owning 25% or more of the Company's Common Stock to call (i) special meetings or (ii) an annual meeting if such annual meeting has not been called by June 1 of any year;

3. To ratify the appointment of KPMG LLP as independent accountants to audit the financial statements of the Company for the year 1998; and

4.   To act upon such  other  matters  as may  properly  come  before the Annual
     Meeting.

         Only shareholders of record at the close of business on August 24, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Please note that attendance at the Annual Meeting will be limited to shareholders (or their authorized representatives) as of August 24, 1998, the record date, and to guests of the Company.


                             YOUR VOTE IS IMPORTANT


         The vote of each shareholder is important, regardless of the number of shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the accompanying proxy card promptly in the enclosed postage-paid envelope. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD OR ATTEND THE MEETING AND VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO RETURN YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE.


         Thank you for your cooperation and support.


                                                       /s/ Todd R. Bart
                                                       ------------------------
                                                       Todd R. Bart, Secretary

September 4, 1998

                                   PANACO INC.
                         1050 West Blue Ridge Boulevard
                                 PANACO Building
                        Kansas City, Missouri 64145-1216

                                 PROXY STATEMENT

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about September 8, 1998 in connection with the solicitation of proxies by the Board of Directors of PANACO, Inc. (the "Company") for use at the 1998 Annual Meeting of the Shareholders to be held at 9:00 a.m. on Tuesday, October 6, 1998, and at any postponement or adjournment thereof (the "Annual Meeting").

     At the Annual Meeting, shareholders will be asked to: (i) elect three directors for a three-year term ending in 2001; (ii) amend the Certificate of Incorporation to allow shareholders owning 25% or more of the Company's Common Stock to call a special meeting or an annual meeting if such annual meeting is not called by June 1 of any year; (iii) consider and ratify the appointment of KPMG LLP as independent accountants to audit the financial statements of the Company for the year 1998; and (iv) act upon such other matters as may properly come before the Annual Meeting.

     On the record date, August 24, 1998, the outstanding voting securities of the Company consisted of 23,963,563 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), all of one class. Each share of Common Stock has one vote on each matter presented for action at the Annual Meeting.

Voting

         Shares of Common Stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person. A shareholder giving a proxy in the accompanying form retains the power to revoke it by a later dated appointment or by giving notice of revocation to the Company in writing or in open meeting. Any such notices should be directed to Todd R. Bart, Secretary of the Company, at the address set forth above. Shares of Common Stock for which proxies are properly executed and returned prior to the Annual Meeting will be voted in accordance with the instructions contained therein, or in the absence of contrary instructions, such shares will be voted (1) to elect the director nominees named herein, (2) to amend the Certificate of Incorporation to allow shareholders to call special and annual meetings, and (3) to ratify the appointment of KPMG LLP as independent accountants of the Company for the year 1998.

         The holders of a majority of the Common Stock entitled to vote must be present in person or by proxy at the Annual Meeting to constitute a quorum for the purposes of transacting business at the Annual Meeting. Directors are elected by a plurality of the votes present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

         Broker non-votes and abstentions will not be counted for purposes of determining whether any proposal has been approved and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. Because directors are elected by a plurality of votes, abstentions and broker non-votes will not have an impact on the election of directors.

         Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy at the Annual Meeting and broker non-votes and abstentions will have the effect of a vote against ratification.

         Amending the Certificate of Incorporation with respect to the calling of special and annual meetings requires the affirmative vote of two-thirds of the outstanding Common Stock and broker non-votes and abstentions will have the effect of a vote against the amendment.

         YOUR VOTE IS IMPORTANT. Please sign, date and promptly mail your proxy card so that a quorum may be represented at the Annual Meeting.

                               BOARD OF DIRECTORS

General Information

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance and governance of the Company, although it is not involved in day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents, as well as by operating and financial reports presented at Board and committee meetings by the Chairman and other officers.

         Meetings of the Board of Directors are regularly held each quarter and following the Annual Meeting. Additional meetings, including meetings by telephone conference call, of the Board may be called whenever needed. The Board of Directors of the Company held eleven meetings in 1997, six of which were meetings by telephone conference call. During that period, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors.

Committees of the Board

     The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below.

     Audit Committee.The Audit Committee has three members,none of whom is an employee of the Company. The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of its financial reporting. The Audit Committee recommends to the Board the appointment of the independent accountants, subject to ratification by the shareholders at the Annual Meeting. The independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. Members of the Audit Committee are Mark Barrett, Donald Chesser and Harold First. The Audit Committee met once in 1997.

     Compensation Committee. The Compensation Committee has four members, none of whom is an employee of the Company. The Compensation Committee makes recommendations to the Board with respect to the compensation of senior management of the Company and the PANACO, Inc. Long Term Incentive Plan (the "Long Term Incentive Plan"). Members of the Compensation Committee are A.
Theodore Stautberg, James Kreamer, Mark Barrett and Harold First. The Compensation Committee met once in 1997.

     Executive Committee. The Board also established an Executive Committee in August 1998 to review and report to the full Board on various issues regarding operations of the Company. The Executive Committee consists of three members, one of whom shall be the Chief Executive Officer of the Company. The Executive Committee shall automatically be abolished after the 1999 annual meeting of shareholders of the Company unless continued by a vote of the majority of the Board. Members of the Executive Committee are Larry Wright (C.E.O.), Leonard Tallerine and Harold First.

Compensation of Directors

         Restricted Stock. Non-employee directors are compensated for their services with shares of the Company's Common Stock, receiving $1,000 in Common Stock for attending Board of Directors meetings, $500 in Common Stock for attending committee meetings (not including Executive Committee meetings) and $200 in Common Stock for participating in telephone meetings. Officers of the Company who serve as directors do not receive additional compensation for serving on the Board of Directors or a committee thereof. Directors are reimbursed for travel expenses incurred in attending Board of Directors or committee meetings.

         Each newly elected non-employee director of the Company will, on the day after the first meeting of the Board of Directors at which that director is in attendance, automatically be granted a restricted stock award of the number of shares of Common Stock that have a value of $10,000, which will be calculated based on the average trading price of the Common Stock during the 60 days immediately preceding the date of grant. These restricted stock awards will vest over two years, with one-third vesting six months following the date of grant, another one-third vesting on the first anniversary of the date of grant, and the last one-third vesting on the second anniversary of the date of grant so long as the non-employee director remains a director of the Company through those vesting dates. Each non-employee director will be entitled to vote each share subject to these restricted stock awards from the date of grant until the shares are forfeited, if ever.

         Fees. Non-employee members of the Executive Committee are paid $7,500 per month for their services on that committee.No fees were paid to any director during 1997.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to beneficial ownership of the Company's Common Stock by (a) each officer and director of the Company, (b) all officers and directors of the Company as a group, and (c) each person who beneficially owns 5% or more of the Common Stock as of August 24, 1998. Except as set forth in footnote (c) below, each shareholder has sole voting and sole investment power over all shares.

                                                                    Shares Owned Beneficially(a)
Directors and Executive Officers                                      Number       Percent
  Larry M. Wright; President, Chief Executive Officer and
   Chairman of the Board                                           1,067,614         4.46%

  Robert G. Wonish; Sr. Vice President-Operations                     74,083          .31

  William J. Doyle; Vice President-Exploitation                       16,287          .07

  Todd R. Bart; Chief Financial Officer and Secretary                 39,023          .16

  Larry W. Miller; Treasurer                                              --          --

  Barbara A. Whitton; Vice President-Marketing                           764          --

  Mark C. Licata; Director                                         1,607,123         6.71

  A. Theodore Stautberg, Jr.; Director                                 7,236          .03

  Donald W. Chesser; Director                                          3,669          .02

  Leonard C. Tallerine, Jr.; Director                              1,549,815         6.46

  James B. Kreamer; Director                                          53,228          .22

  Michael Springs; Director                                            5,269          .02

  Mark C. Barrett; Director                                            4,977          .02

  Harold First; Director                                               4,225          .02

  All Directors and Officers as a group (14 persons)               4,433,313        18.50%




Beneficial Owners of 5% or more (excluding persons named above)
                                                                 Shares Owned Beneficially
                                                                  Number           Percent
  Carl C. Icahn (b)
  % Icahn Associates Corp.
  767 Fifth Avenue, 47th Floor
  New York, NY  10153                                           3,030,000            12.64%

  R. B. Haave Associates, Inc. .
  36 Grove Street
  New Canaan, CT  06840                                         1,715,700             7.16

  Richard A. Kayne (c)
  % Kayne Anderson Investment Management, Inc.
  1800 Avenue of the Stars, #200
  Los Angeles, CA  90067                                        1,757,576             7.33

  Croft-Leominster, Inc.
  207 East Redwood Street, Suite 802
  Baltimore, Maryland  21202                                    1,669,100             6.97
--------------

(a) Includes 480,000 currently exercisable options to purchase shares, at $4.45 per share, held by the following: Mr. Wright-400,000; Mr. Wonish-40,000; Mr. Doyle-10,000 and Mr. Bart-30,000. These options are exercisable any time before June 20, 2000. However, the holder may not dispose of the shares acquired upon exercise for a period of three years and must remain an employee of PANACO during that three-year period. Otherwise, the shares may be reacquired by PANACO at the person's cost, thereby denying them the benefit of the option.

(b) Mr. Icahn is the sole stockholder of Riverdale Investors Corp. Inc., the general partner of High River Limited Partnership, the record holder of these shares.

(c) The reported shares are owned by seven investment accounts (including four investment limited partnerships, two insurance companies and an offshore corporation), managed, with discretion to purchase or sell securities, by KAIM Non-Traditional, L.P., a registered investment adviser. The four investment limited partnerships beneficially own 1,466,667 shares that are issuable upon the exercise of warrants which expire on December 31, 1998. KAIM Non-Traditional, L.P. is the sole or managing general partner of three of the limited partnerships and a co-general partner of the fourth. Richard
     A. Kayne is the controlling shareholder of the corporate owner of Kayne, Anderson Investment Management, Inc., the sole general partner of KAIM Non-Traditional, L.P. Mr. Kayne is also the managing general partner of one of the limited partnerships and a limited partner of each of the limited partnerships. KAIM Non-Traditional, L.P. is an investment manager of the offshore corporation. Mr. Kayne is a director of one of the insurance companies. All shares have shared voting and investment power.

     KAIM Non-Traditional, L.P. disclaims beneficial ownership of the shares reported, except for those shares attributable to it by virtue of its general partner interests in the limited partnerships. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him or attributable to him by virtue of his limited and general partner interests in the limited partnerships and by virtue of his indirect interest in the interest of KAIM Non-Traditional, L.P. in the limited partnerships.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock with the Securities and Exchange Commission ("S.E.C."). Officers, directors and greater than ten-percent shareholders are required by S.E.C. regulation to furnish the Company with copies of all such forms they file.

         Based solely on a review of the copies of the forms that it received, and on written representations from certain reporting persons that no additional forms were required, the Company believes that its officers, directors and greater than ten-percent beneficial owners complied with all of these filing requirements in 1997.

================================================================================
                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)
================================================================================

         The Board of Directors of the Company presently consists of nine members, eight of whom are independent, non-employees of the Company. Pursuant to a Board resolution adopted in August 1998, the number of directors constituting the full Board of Directors was reduced from eleven (11) to nine
(9). The Company's Certificate of Incorporation requires that the directors be divided into three classes, with an equal number of directors in each class when possible. Due to an imbalance in the number of directors for Class III caused by the resignation of H. James Maxwell and the reduction in the number of directors, James B. Kreamer agreed to move from a Class I Director to a nominee for Class III Director to balance the classes. At each annual meeting of shareholders, directors constituting a class are elected to hold office until the third annual meeting of shareholders following their election. The term of the present Class III Directors expires in 1998. The Board of Directors has nominated Donald W. Chesser, James B. Kreamer and Mark C. Licata for re-election as directors in Class III to serve until the 2001 annual meeting of shareholders. The three remaining directors in Class I continue to serve until the 1999 annual meeting of shareholders and the three directors in Class II continue to serve until the 2000 annual meeting of shareholders. The directors of each class will serve until their respective successors are elected and qualified.

         It is intended that shares of Common Stock represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. If you do not wish your shares to be voted for a particular nominee, you may so indicate on the proxy card. The shares of Common Stock vote as a single class for the election of directors. If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

         For each director of the Company, including those nominated for election, following is a brief description of each nominee or director's principal occupation and business experience during the last five years, directorships of publicly held companies presently held by any nominee or director, age, and certain other information. When indicating the tenure with the Company of each director, the "Company" means the present corporation (post-August 1992) and Pan Petroleum MLP ("PAN") (pre-September 1992).


Class III Directors and Nominees

     Donald W. Chesser, age 59. Mr. Chesser, a Director of the Company since 1992, received his B.B.A. in Accounting from Texas Tech University in 1963 and has served with several certified public accounting firms since that time, including eight years with Elmer Fox and Company. From 1977 to 1981, he was with IMCO Enterprises, Inc. Since 1982 he has been a shareholder and President of Chesser & Company, P.A., a certified public accounting firm. He is also President of Financial Advisors, Inc., a registered investment advisor.

     James B. Kreamer, age 59. Mr. Kreamer, a Director of the Company since 1993, received his B.S. Degree in Business from the University of Kansas in 1963 and has been active in investment banking since that time. Since 1982 he has managed his personal investments. Mr. Kreamer is currently a director for Tengasco, Inc.

     Mark C. Licata, age 47. Mr. Licata, a Director of the Company since 1997, received a Bachelor of Business Administration and Accounting (1972) and a law degree (1976) from the University of Texas. He was employed in the private practice of law from 1976 through 1985 and then served as President and Chief Operating Officer of Vista Host, Inc. and later as President and Chief Operating Officer of the publicly held McFaddin Ventures, Inc. In 1988, Mr. Licata returned to the practice of law in Houston with Looper, Reed, Mark & McGraw, where he remained until he joined Goldking as President in 1996. In 1997 Mr. Licata was appointed a Director, following the Company's acquisition of Goldking, and has returned to the practice of law in Houston with Looper, Reed, Mark & McGraw.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   FOR THE ELECTION OF THE CLASS III NOMINEES.

Class III Director

         Todd R. Bart, age 34. Mr. Bart received his B.B.A. in Accounting from Abilene Christian University in 1987. He worked in the energy industry with Pennzoil Company from 1987 to 1990 and the public accounting firm of Arthur Andersen and Company from 1990 until 1992. From 1992 to 1995 he worked for Yellow Freight System, Inc., a trucking company, in financial accounting and reporting. He joined the Company as Controller in 1995 and was elected Chief Financial Officer and Secretary in 1996. He received his C.P.A. designation in Texas in 1990 and in Kansas in 1993, and is a member of the A.I.C.P.A. Due to reduction in the size of the Board, Mr. Bart will not be standing for re-election.

Class I Directors

     A. Theodore Stautberg, Jr., age 52. Mr. Stautberg, a Director of the Company since 1993, has since 1981 been the President and a director of Triumph Resources Corporation and its parent company, Triumph Oil and Gas Corporation of New York. Triumph engages in the oil and natural gas business, assists others in financing energy transactions, and serves as general partner of Triumph
Production L.P. Mr. Stautberg is also the president of Triumph Securities Corporation and BT Energy Corporation. Prior to forming Triumph in 1981, Mr. Stautberg was a Vice President of Butcher & Singer, Inc., an investment-banking firm, from 1977 to 1981. From 1972 to 1977, Mr. Stautberg was an attorney with the Securities and Exchange Commission. Mr. Stautberg is a graduate of the University of Texas and the University of Texas School of Law.

     Michael Springs, age 48. Mr. Springs, a Director of the Company since 1996, graduated from the Medical Field Service School, Brooke Hospital, San Antonio, Texas in 1971 and the University of Missouri, Kansas City, in 1969 with a degree in Business. He is the President and founder of Ortho-Care, Inc. of Kansas City, Missouri and Ortho-Care Southeast of Charlotte, North Carolina. Ortho-Care, Inc. is a manufacturer of orthopedic fracture management and sports medicine products, and holds a number of patents in the field. Mr. Springs is also controlling partner in Ortho-Implants, a distributor of total joint replacement prosthesis.

     Leonard C. Tallerine, Jr., age 48. Mr. Tallerine, a Director of the Company since 1997, graduated from Rice University's Advanced Management Institute and holds undergraduate and graduate degrees in accounting from the University of Houston. Mr. Tallerine practiced as a CPA with Price Waterhouse and KPMG from 1972 through 1980, specializing in oil and natural gas tax issues. From 1981 through 1986, he served as co-managing and general partner of Paso Grande Investment, Ltd., an oil and natural gas real estate holding company and served as Chairman of the Texas Guaranty National Bank from 1983 to 1986. In 1987, he founded the Union Companies and in 1991 became Chairman and Chief Executive Officer of Goldking. In July 1997 Mr. Tallerine was appointed a Director, following the Company's acquisition of Goldking.

Class II Directors

     Larry M. Wright, age 54. Mr. Wright, a Director of the Company since
1992, received his B.S. Degree in Chemical Engineering from the University of Oklahoma in 1966. From 1966 to 1976 he was with Union Oil Company of California (UNOCAL). From 1976 to 1980, he was with Texas International Petroleum Corporation, ultimately as division operations manager. From 1980 to 1981, he was with what is now Trans Texas Gas Company as Vice President-Exploration and Production. From 1981-1982, he was Senior Vice President of Operations for Texas International Petroleum Corporation, and, from 1983 to 1985, he was Executive Vice President of Funk Fuels Corp., a subsidiary of Funk Exploration. From 1985 to 1993, Mr. Wright was an independent consultant to the Company and its predecessors. From 1993 to 1997, he served as Executive Vice President of the Company and from October 1997 to August 1998, he served as President and Chief Operating Officer. Mr. Wright was elected Chairman of the Board and Chief Executive Officer of the Company in August 1998.

     Mark C. Barrett, age 47. Mr. Barrett, a Director of the Company since 1996, received his B.S. Degree in Business Administration/Accounting in 1972 and is licensed to practice as a Certified Public Accountant in both Kansas and Missouri. He was a partner in the firm Drees Dunn Lubow and Company from 1974 until 1981. He founded Barrett & Associates, a certified public accounting firm, in 1981 and is the president and majority shareholder in that firm. His firm served as the Company's independent public accountants from 1985 to 1995.

     Harold First, age 62. Mr. First, a Director of the Company since 1997, has been self-employed as a financial consultant since 1993. From 1990 to 1993 he was Chief Financial Officer of Icahn Holding Corp. and also served as Senior Vice President of Trans World Airlines, Inc. from 1992 to 1993. Mr. First is currently a director of Cadus Pharmaceutical Corp. and Tele-Save Holdings, Inc. He was nominated for election to the Board of Directors pursuant to an agreement with shareholder Carl C. Icahn.

Certain Relationships and Related Transactions

     A. Theodore Stautberg, Jr., is an officer, director and beneficial shareholder of Triumph Securities Corporation ("Triumph Securities"), which provided certain services in connection with the 1997 offering of Common Stock. In connection with the services so provided, Triumph Securities received $268,906, representing .8% of the 6.8% underwriters discount.

     Mark C. Barrett's CPA firm, Barrett and Associates, served as the Company's independent accountants for the years 1985 through 1995. During 1996 his CPA firm was paid $53,400 for accounting services related to the audit of the fiscal year 1995. Mr. Barrett's firm has provided advice on tax matters during 1997.

     Former officers and directors H. James Maxwell and Bob F. Mallory are the partners in 1050 Blue Ridge Building Partnership, which owns a 5,200 square foot office building at 1050 West Blue Ridge Boulevard, Kansas City, Missouri, which it currently leases to the Company on a triple net basis for $4,000 per month for a term of ten years, expiring in 2003. The lease was approved by the Board of Directors, which determined that the rate was as good or better than that which could be obtained from a non-affiliated party. In August 1998, the Company negotiated an agreement with the Partnership to terminate the lease effective December 31, 1998. In consideration for such early termination and release of the Company, the Company has agreed to pay the Partnership $24,000 and to convey certain personal property to the Partnership.

     Larry M. Wright exercised warrants to purchase 90,000 shares of Common Stock in July 1997, at an exercise price of $2.00 per share and 160,000 shares of Common Stock in October 1997 at an exercise price of $2.375 per share, for an aggregate of $560,000. The warrants were originally granted to Mr. Wright in 1991.

     Michael Springs and Mark C. Barrett, were each issued restricted stock awards of 2,447 shares of Common Stock upon their election to the Board of Directors in 1996. Harold First was likewise issued 2,315 shares of Common Stock upon his election to the Board of Directors in October 1997.

     In connection with the Goldking Acquisition, Mark C. Licata and Leonard C. Tallerine, Jr. were paid a total of $27,539,000, including 1,606,146 and 1,548,784 shares of restricted Common Stock respectively, issued at the closing on July 31, 1997. Messrs. Licata and Tallerine have certain rights to require the Company to register such Common Stock for resale. Messrs. Licata and Tallerine were the sole beneficial owners of Goldking. After the Senior Note offering, $6,000,000 in promissory notes, received by Messrs. Licata and Tallerine as a portion of the acquisition consideration, were paid by the Company. During 1998, Looper, Reed, Mark & McGraw, a law firm in which Mr. Licata is currently of counsel, received fees from the Company for various legal services.

     On October 8, 1996 the Company borrowed $17,000,000 from lenders advised by Kayne, Anderson Investment Management, Inc. ("Kayne Anderson"). Of this amount, $8,500,000 was repaid on March 6, 1997 from the proceeds of the Company's public offering of Common Stock. The Company paid certain expenses, including legal fees, of those lenders in 1996 and 1997. During the first quarter of 1996, lenders advised by Kayne Anderson exercised warrants issued to them in connection with the 1993 subordinated notes, and receiving 816,526 shares of Common Stock. Those shares were sold during 1997. In October 1997, $8,500,000 in 1996 Tranche A Convertible Subordinated Notes due October 8, 2003, convertible into 2,060,606 shares of Common Stock on the basis of $4.125 per share, were prepaid by the Company. Warrants to purchase 2,060,606 shares of Common Stock at a price of $4.125 per share, which may be exercised until December 31,1998, were issued as part of the terms of the prepayment.

     H. James Maxwell has previously been granted options under the Company's Long-Term Incentive Plan, to acquire 600,000 shares of Common Stock at $4.45 per share. While under the terms of the Long-Term Incentive Plan, Mr. Maxwell's unexercised options would have expired upon his resignation, the Company has agreed to allow Mr. Maxwell's options to continue until their stated expiration date of June 20, 2000.

     In connection with the election of Larry M. Wright to the position of Chairman of the Board and Chief Executive Officer, the Board of Directors authorized the Company to enter into an Employment Agreement with Mr. Wright for a term of three (3) years, whereby in the event Mr. Wright is terminated after the first year, he is entitled to receive salary payments for an additional 24 months, and upon termination by the Company at any time, Mr. Wright is entitled to full vesting of any outstanding options.

     Former officers and directors H. James Maxwell and Bob F. Mallory are personal guarantors of the Company's obligation to plug the wells and remove the platforms on the West Delta properties acquired from Conoco, Arco (now Vastar), Texaco and Oxy in 1991. In connection with Mr. Maxwell's resignation, the Company has agreed to use reasonable efforts to cause Mr. Maxwell and Mr. Mallory to be released from such guarantee.

     Employees of the Company are eligible to receive stock awards, stock options, stock appreciation rights, and performance units pursuant to the Company's Long-Term Incentive Plan.

     The Company has several procedures, provisions, and plans designed to reduce the likelihood of a change in the management or voting control of the Company without the consent of the incumbent Board of Directors. These provisions may have the effect of strengthening the ability of officers and directors of the Company to continue as officers and directors of the Company despite changes in share ownership of the Company.

                                              EXECUTIVE COMPENSATION

Summary Compensation Table.

         The following table sets forth certain information concerning the annual compensation paid to the Company's Chief Executive Officer and each executive officer whose compensation exceeded $100,000 during 1997.

                                                                               Long-Term Incentive Plan
                                                             ---------------------------------------------------------
                                    Annual Compensation                     Awards               Payouts
                        ------------------------------------    Restricted   Securities                      All
                                                                  Stock       Underlying       LTIP          Other
       Position          Year     Salary ($)       Bonus ($)    Award(s)($)   Options (#)    Payouts($)    Comp.(a)($)
      ----------         ----     ---------       ----------    ----------   ------------    ----------   ------------
H. James Maxwell(b)      1997       215,100        21,400             0        600,000            0         22,500
Chairman and Chief       1996       166,900          0                0           0               0         22,500
Executive Officer        1995       153,500          0                0         24,615            0         22,500

Larry M. Wright(c)       1997       205,500        20,500             0        400,000            0         22,500
  President              1996       160,300            0              0           0               0         22,500
                         1995       147,300            0              0           0               0         22,100

Edward A. Bush(d)        1997       121,523            0              0         20,000            0         18,200
Senior Vice President    1996         9,231            0              0           0               0              0

Robert G. Wonish         1997       117,100        12,800         20,000        40,000            0         19,500
Senior Vice President    1996       100,200            0              0           0               0         15,000
                         1995        92,100            0              0           0               0         13,800
----------
(a)  The "other  compensation"  represents  contributions to the accounts of the employees under the Company's Employee Stock Ownership Plan.
(b)  Mr. Maxwell  resigned from his position as Chairman and Chief Executive
     Officer in August  1998.
(c)  Mr. Wright was elected as Chairman and Chief Executive Officer in August
     1998.
(d)  Mr. Bush joined the Company in December 1996 and resigned in July 1998.



                       Option Grants in Last Fiscal Year

                        Number of    Percent of
                        Securities  total options
                        Underlying   granted to    Exercise or    Market price                    Per Share
                         Options      employees     Base price      at date         Expiration    Grant Date
          Name           Granted   in fiscal year   ($/Share)      of grant($)         Date       Value($)(a)
----------------        ---------  --------------   ---------      -----------       --------    -------------
H. James Maxwell         600,000        50%            $4.45           $4.38          6/20/00        $1.42
Larry M. Wright          400,000        33%            $4.45           $4.38          6/20/00        $1.42
Edward A. Bush            20,000         2%            $4.45           $4.38          6/20/00        $1.42
Robert G. Wonish          40,000         3%            $4.45           $4.38          6/20/00        $1.42

------
(a)  The per share  grant  date  value was  calculated  on the date of the grant using the Black-Scholes  Modified American Option Pricing Model. This model uses historical  data to forecast  future trends and economic  research has shown  that it may not be  indicative  of  future  results.  The  following assumptions  were used in the model for  calculating  the  value:  expected volatility-38.4%, risk free rate of return-6.1%, dividend yield-0%, term to exercise-date of expiration (3 years).

                    Aggregate Option and Warrant Exercises.

     The following table provides information relating to the number and value of Common Stock subject to options exercised during 1997 or held by the named executive officers as of December 31, 1997.

                            Aggregated Warrant and Option Exercises in Last Fiscal Year
                                         and Fiscal Year End Option Values

                                                                       Number of
                                                                 Securities underlying         Value of unexercised
                            Shares                                Unexercised options              In-the-money
                           Acquired              Value           At fiscal year-end (#)       At fiscal year-end ($)
         Name          On Exercise(#)         Realized($)(a)    Exercisable/Unexercisable    Exercisable/Unexercisable
------------------     --------------         --------------    -------------------------    -------------------------
H. James Maxwell               0                   0                    600,000/0                   0/0

Larry M. Wright             250,000             568,000                 400,000/0                   0/0

Edward A. Bush                 0                   0                    20,000/0                    0/0

Robert G. Wonish               0                   0                    40,000/0                    0/0
----------
(a)  Value realized is calculated based upon the difference  between the options exercise  price and the  market  price of the  Common  Stock on the date of exercise  multiplied  by the number of shares to which the  exercise  price relates.

Objectives and Approach

     The overall goals of the Company's executive compensation program are: (i) to encourage and provide an incentive to its executive officers to achieve the Company's strategic business and financial goals, both short-term and long-term, and thereby enhance shareholder value, (ii) to attract and retain well-qualified executive officers and (iii) to reward individuals for outstanding job performance in a fair and equitable manner when measured not only with respect to the Company's internal performance goals but also the Company's performance in comparison to its peers. The components of the Company's executive compensation are salary, incentive bonuses and awards under its Long Term Incentive Plan and Employee Stock Ownership Plan, each of which assists in achieving the program's goals.

Long Term Incentive Plan

     The Company's Long-Term Incentive Plan provides for the granting, to certain officers and key employees of the Company and its participating subsidiaries, of incentive awards in the form of stock options, stock appreciation rights ("SARS"), stock, and cash awards. The Long-Term Incentive Plan is administered by a committee of independent members of the Board of Directors (the "Plan Committee") with respect to awards to certain executive officers of the Company but may be administered by the Board of Directors with respect to any other awards. Except for certain automatic awards, the Plan Committee has discretion to select the employees to be granted awards, to determine the type, size, and terms of the awards, to determine when awards will be granted, and to prescribe the form of the instruments evidencing awards.

     Options, which include nonqualified stock options and incentive stock options, are rights to purchase a specified number of shares of Common Stock at a price fixed at the time the option is granted. Payment of the option price may be made with (i)cash, (ii) other Common Stock presently owned by the optionee valued at the then current market price, or (iii) a combination of both. Options are exercisable at the time and on the terms that the Plan Committee determines. SARs are rights to receive a payment, in cash or Common Stock or both, based on the value of the Common Stock. A stock award is an award of Common Stock or denominated in Common Stock. Cash awards are generally based on the extent to which pre-established performance goals are achieved over a pre-established period but may also include individual bonuses paid for previous, exemplary performance. The Plan Committee determines performance objectives and award levels before the beginning of each plan year.

     The Long-Term Incentive Plan allows for the satisfaction of a participant's tax withholding with respect to an award by the withholding of Common Stock issuable pursuant to the award or the delivery by the participant of previously owned Common Stock, in either case valued at the fair market value, subject to limitations the Plan Committee may adopt.

     Awards granted pursuant to the Long-Term Incentive Plan may provide that, upon a change of control of the Company, (a) each holder of an option will be granted a corresponding SAR (b) all outstanding SARs and stock options become immediately and fully vested and exercisable in full, and (c) the restriction period on any restricted stock award shall be accelerated and the restriction shall expire.

     The Long-Term Incentive Plan provides for the issuance of a maximum number of shares of Common Stock equal to 20% of the total number of shares of Common Stock outstanding from time to time. Unexercised SARs, unexercised options, restricted stock, and performance units under the Long-Term Incentive Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization or combination of the Company, merger or similar transaction and are not transferable except by will and by the laws of descent and distribution. Except when a participant's employment terminates as a result of death, disability, or retirement under an approved retirement plan or following a change in control in certain circumstances, an award generally may be exercised (or the restriction thereon may lapse) only if the participant is an officer, employee, or director of the Company, or subsidiary at the time of exercise or lapse or, in certain circumstance, if the exercise or lapse occurs within 180 days after employment is terminated.

     Under the Company's Long-Term Incentive Plan all full time employees share a bonus equal to no less than 1% of the Company's cash flow, in accordance with GAAP, exclusive of extraordinary and non-recurring items. The bonuses will be paid to all full time (1,000 + hours) employees at the time of delivery of the independent audit. The bonuses are allocated to the full time employees based upon their salary at December 31. Former Goldking employees received proportionate participation for 1997, based upon their five months employment with the Company.

     The Long-Term Incentive Plan may be amended by the Board of Directors. No grants or awards may be made under the Long-Term Incentive Plan after the tenth anniversary of the plan. No shareholder approval will be sought for amendments to the Long-Term Incentive Plan except as required by law (including Rule 16b-3 under the Exchange Act) or the rules of any national securities exchange on which the Common Stock are then listed.

Employee Stock Ownership Plan

         In 1994, the Company adopted the PANACO, Inc. Employee Stock Ownership Plan ("ESOP"). Pursuant to the terms of the ESOP, the Company may contribute up to fifteen percent (15%) of the participant's annual compensation to the ESOP. ESOP assets are allocated in accordance with a formula based on participant compensation. In order to participate in the ESOP, a participant must complete at least one thousand hours of service to the Company within twelve consecutive months. A participant's interest in the ESOP becomes one hundred percent vested after three years of service to the Company. Benefits are distributed from the ESOP at such time as a participant retires, dies or terminates service with the Company in accordance with the terms and conditions of the ESOP. Benefits may be distributed in cash or in shares of Common Stock. No participant contributions are allowed to be made to the ESOP.

         Company contributions to the ESOP may be in the form of Common Stock or cash. Cash contributions may be used, at the discretion of the Board of Directors, to purchase Common Stock in the open market or from the Company at prevailing prices. The allocation of ESOP assets is determined by a formula based on participant compensation. Participation in the ESOP requires completion of more than one thousand (1,000) hours of service to the Company. The ESOP is intended to satisfy any applicable requirements of the Internal Revenue Code of 1986 and the Employee Retirement and Income Security Act of 1974. The Company has been advised that its contributions to the ESOP will be deductible for Federal Income Tax purposes, and the participants will not recognize income on their allocated share of ESOP assets until such assets are distributed. As of December 31, 1997, the ESOP owned of record 77,618 shares of Common Stock. Such Common Stock is owned beneficially by the employees of the Company.

CEO Compensation

         In establishing the annual compensation of the Chief Executive Officer, the Compensation Committee considers the performance of the Company and the
Chief Executive Officer, including his leadership and effectiveness in identifying opportunities for growth and increased profitability and implementing the Company's strategic plan. While overall corporate performance is considered, the CEO's compensation is determined by a subjective evaluation of his individual performance.

       In establishing the annual compensation of former Chief Executive Officer
H. James Maxwell in 1997, the Compensation Committee took into account Mr. Maxwell's contribution to the growth of the Company, and the role he played in the numerous acquisitions made by the Company since 1991.

         Pursuant to the Long-Term Incentive Plan, on June 18, 1997, Mr. Maxwell was granted stock options to purchase 600,000 shares at $4.45 per share, above the then current market price. The Compensation Committee and the Board believe that it is important for the Chief Executive Officer to own and maintain a significant stake in the Company, thereby aligning his interests with those of the Company's shareholders.

         Furthermore, the Compensation Committee has undertaken a review of the appropriate measures of corporate and management performance and has recommended the establishment of a 1998 performance bonus program for Mr. Wright, the current Chief Executive Officer. The Compensation Committee has recommended, and the Board has adopted, a performance bonus payable two-thirds (2/3) in stock and one-third (1/3) in cash if specific cash flow per share goals and share price goals (measured as a multiple cash flow per share) are achieved during 1998. This performance bonus, if the specified goals are met, could range from 10% to 50% of base salary. In the future, the Board intends to tie Mr. Wright's compensation to his ability to enhance and maximize shareholder value, unifying Mr. Wright's and shareholder interests.


                                                      COMPENSATION COMMITTEE

                                                      A. Theodore Stautberg, Jr.
                                                      Mark C. Barrett
                                                      Harold First
                                                      James Kreamer





                               PERFORMANCE GRAPHS


     The following performance graph compares the annual change of the cumulative total shareholder return, assuming reinvestment of dividends, of an assumed $100 investment on January 1, 1993 in (1) Common Shares, (2) the NASDAQ Market Index and (3) a peer group of all crude petroleum and natural gas exploration and production companies (SIC Code 1311) listed on NASDAQ.


[GRAPHIC OMITTED]


                             PANACO, Inc  NASDAQ MARKET  PEER GROUP INDEX
                      12/92      100         100             100
                      12/93      150         119.95          132.16
                      12/94      228.57      125.94          174.02
                      12/95      253.57      163.35          184.81
                      12/96      278.57      202.99          280.57
                      12/97      228.57      248.3           257.15
                       8/21/98   128.57      279.49          154.77

================================================================================
                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                     TO ALLOW SHAREHOLDERS TO CALL MEETINGS
                             (Item 2 on Proxy Card)
================================================================================

Description of the Proposed Amendment and Vote Required.

     On August 11, 1998, the Board of Directors adopted a resolution approving a proposal to amend the Company's Certificate of Incorporation to allow shareholders owning 25% or more of the outstanding shares of Common Stock to call (i) a special meeting of the shareholders or (ii) an annual meeting of the shareholders if such annual meeting has not been called by June 1 of any year. The Company's Certificate of Incorporation currently does not allow the shareholders to call a special meeting, and specifically reserves that power exclusively to the Board of Directors. The Company's By-laws currently contain a similar restriction. The Board of Directors determined that the amendment is advisable and directed that it be considered a the Annual Meeting of Shareholders to be held on October 6, 1998. The affirmative vote of two-thirds of the outstanding shares of Common Stock is required to approve the proposed amendment.

     The proposed amendment to the Certificate of Incorporation will require replacing the first sentence in ARTICLE NINTH with the following language:

         NINTH: Special meetings of the common stockholders of the Corporation, and any proposals to be considered at such meetings, may be called and proposed at any time and from time to time by stockholders owning 25% or more of the Corporations's total outstanding common stock. In the event the Corporation does not hold an annual meeting by June 1 of any year, stockholders owning 25% or more of the Corporation's outstanding common stock may call such annual meeting at a time specified by the stockholders proposing the meeting.

Purpose and Effect of Amendment.

         The purpose of the proposed amendment is to provide shareholders who individually or as a group represent a substantial ownership interest with an increased ability to voice their concerns and raise issues with the Company's management and other shareholders. Under the present guidelines, the majority of the membership of the Board has sole discretion over when to hold meetings, and can limit the shareholders= ability to take action in a timely manner. The Board of Directors has determined that a minimum threshold of 25% or more of the Common Stock, is an appropriate threshold of ownership interest to have the power to call a meeting.

         Additionally, the Company has recently held its annual meetings over nine months after the fiscal year end. The Board of Directors has determined that such a practice is not in the best interests of the Company's shareholders and feels it is important that shareholders have the power in future years to ensure that the annual meeting is held in a more timely fashion.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                   VOTE "FOR" THE APPROVAL OF THE AMENDMENT.


================================================================================
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             (Item 3 on Proxy Card)
================================================================================

         Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of KPMG LLP as independent accountants to audit the financial statements of the Company for the year 1998. If the shareholders do not ratify this appointment, other independent accountants will be appointed by the Board upon recommendation of the Audit Committee.

         For the fiscal year ended December 31, 1997, Arthur Andersen LLP acted as the Company's independent public accountant to audit the Company's financial statements.

         One or more members of the firm of KPMG LLP will attend the Annual Meeting, will have an opportunity to make a statement and will be available to answer questions as appropriate.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR SUCH RATIFICATION.

Changes in Independent Accountants

         In large part because of the Company's rapid growth, in 1996, the Company made the decision to change to a national accounting firm. On September 3, 1996, Barrett & Associates resigned as independent accountants for the Company. The independent accountants= reports on the financial statements of the Company for the two fiscal years and ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal years ending December 31, 1994 and December 31, 1995, and subsequent interim period ending September 3, 1996, there were no disagreements with Barrett & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Barrett & Associates, would have caused Barrett & Associates to make a reference to the subject matter of the disagreements in connection with their report. During the Company's fiscal years ending December 31, 1994 and 1995, and the subsequent interim period ending
September  3,  1996,  there  did  not  occur  any  event  listed  in  paragraphs
(a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

         Effective September 5, 1996, the Company engaged Arthur Andersen LLP as independent auditors to audit the Company's financial statements for the fiscal years ending December 31, 1996 and 1997. During the Company's fiscal years ending December 31, 1994 and December 31, 1995, and the subsequent interim period ending on September 5, 1996, neither the Company nor any person acting on behalf of the Company consulted Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraphs (a)(1)(iv) of Regulation S-K, Item 304 and the related instructions) or a reportable event (as described in paragraph
(a)(1)(v) of Regulation S-K, Item 304).

         On June 11, 1998, Arthur Andersen LLP informed the Company that it declined to stand for re-election as independent accountants of the Company at its 1998 Annual Meeting. Effective August 25, 1998, the Company engaged KPMG LLP as independent accountants to audit the Company's financial statements for the fiscal year 1998. The decision to engage KPMG LLP was recommended and approved by the Audit Committee. During the Company's fiscal years ending December 31, 1996 and December 31, 1997 and the subsequent interim period ending on June 11, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make a reference to the subject matter of the disagreements in connection with their report. During the Company's fiscal years ending December 31, 1996 and 1997, and the subsequent interim period ending June 11, 1998, there did not occur any event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

         In addition, during this same period, neither the Company nor any person acting on behalf of the Company consulted KPMG LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraphs (a)(1)(iv) of Regulation S-K, Item 304 and the related instructions) or a reportable event (as described in paragraph
(a)(1)(v) of Regulation S-K, Item 304).

         At the time this Proxy Statement was released for printing on September 4, 1998, the Company knew of no other matters which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Stock represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.


                             ADDITIONAL INFORMATION

         The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone, telegraph and other electronic means, with no additional compensation to be paid to such individuals for their efforts. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.

                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

         The Board of Directors has set the date for the Company's 1999 Annual Meeting of Shareholders for May 11, 1999. Shareholder proposals intended to be considered for inclusion in next year's proxy statement should be sent to Investor Relations, PANACO, Inc.,1100 Louisiana, Suite 5110, Houston, Texas 77002-5220, and must be received by March 1, 1999. Any such proposal must comply with Rule 14a-8 promulgated by the S.E.C. pursuant to the Exchange Act.


                         FINANCIAL STATEMENTS AVAILABLE

         Financial statements for the Company were included in the Company's Annual Report on Form 10-K ("Form 10-K") as filed with the Securities and Exchange Commission for the year 1997. A copy of the Form 10-K is being provided to all shareholders as of the record date together with the Company's proxy materials. Additional copies of the Form 10-K will be furnished without charge, on request directed to Investor Relations, PANACO, Inc., 1050 West Blue Ridge Boulevard, PANACO Building, Kansas City, Missouri 64145-1216.

                                            By order of the Board of Directors


                                            /s/ Todd R. Bart
                                            Todd R. Bart
                                            Secretary

September 4, 1998

                                  PANACO, INC.
                             Kansas City, Missouri

         This Proxy is solicited on behalf of the Board of Directors of PANACO, Inc. for the Annual Meeting on Tuesday, October 6, 1998.

         The undersigned hereby appoints Larry M. Wright and Todd R. Bart, or either of them, proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Shareholders of PANACO, Inc. to be held on October 6, 1998 at 9:00 a.m., Central Time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

PANACO'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

    1.       ELECTION OF DIRECTORS
             FOR all nominees listed below         WITHHOLD AUTHORITY
             (except as marked to the              to vote for all nominees
             contrary below)                       listed below


                Donald W. Chesser       James B. Kreamer        Mark C. Licata

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name(s) of that nominee(s) with respect to whom you wish to withhold authority to vote here.)

--------------------------------------------------------------------------------

                  TO BE SIGNED AND DATED ON THE REVERSE SIDE.

    2. Amendment to Certificate of Incorporation.

         RESOLVED, that Article Ninth of the Company's Certificate of Incorporation be hereby amended to allow shareholders owning 25% or more of the Company's Common Stock to call a special meeting or an annual meeting if an annual meeting is not called by June 1 of any year.

                  FOR [  ]          AGAINST [  ]              ABSTAIN [  ]

         3.       Appointment of Independent Accountants

         RESOLVED, that the firm of KPMG LLP be ratified as independent accountants to audit the financial statements of the Company for the year 1998.

                  FOR [  ]          AGAINST [  ]              ABSTAIN [  ]

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.



                    Please sign exactly as your name appears on this card. Joint
                         Owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.

                                        Date ____________________________, 1998
                                        Signature______________________________
                                                 ______________________________



                 PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY
                       IN THE ENCLOSED ENVELOPE PROVIDED